Exhibit 10.31.13
PLAN AMENDMENT BY WRITTEN ACTION
     WHEREAS, effective June 1, 2007, Federated Department Stores, Inc. changed its corporate name to Macy’s, Inc.;
     NOW, THEREFORE, effective June 1, 2007, the names of the plans listed below, and any reference to the name of the plan within the applicable plan documents, shall be changed as follows:

PLAN I.D.	PRIOR NAME	NEW NAME
13-3324058/012	Federated Department Stores, Inc. Cash Account Pension Plan	Macy’s, Inc. Cash Account Pension Plan

13-3324058/013	Federated Department Stores, Inc. Profit Sharing 401(k) Investment Plan	Macy’s, Inc. Profit Sharing 401(k) Investment Plan

13-3324058/014	Federated Department Stores, Inc. Defined Contribution Plan Master Trust	Macy’s, Inc. Defined Contribution Plans Master Trust

13-3324058/015	Federated Department Stores, Inc. Defined Benefit Plans Master Trust	Macy’s, Inc. Defined Benefit Plans Master Trust

31-1074963/569	Federated Department Stores, Inc. Short Term Disability Benefit Trust	Macy’s, Inc. Short Term Disability Benefit Trust

13-3324058/569	Federated Department Stores, Inc. Short Term Disability Plan	Macy’s, Inc. Short Term Disability Plan

13-3324058/930	Federated Department Stores Senior Medical/Dental Plan	Macy’s Senior Medical/Dental Plan

13-3324058/932	Federated Separation Policy	Macy’s, Inc. Separation Policy

51-0160964/941	Federated Department Stores, Inc. Welfare Benefits Trust	Macy’s, Inc. Welfare Benefits Trust

13-3324058/941	Federated Department Stores, Inc. Welfare Benefits Plan	Macy’s, Inc. Welfare Benefits Plan

13-3324058/947	Federated Long Term Disability	Macy’s, Inc. Long Term Disability Plan

13-3324058/951	Federated Department Stores, Inc. Disability Benefits Plan	Macy’s, Inc. Disability Benefits Plan

13-3324058/955	Macy’s Health Care Plan	Macy’s, Inc. Health Care Plan

13-3324058/959	Federated Basic Life	Macy’s, Inc. Basic Life Insurance Plan

     This amendment is hereby authorized by the undersigned who has such authority as described in the applicable plan amendment or termination procedures and as has been delegated by the Board of Directors of Macy’s, Inc.

MACY’S, INC.
By:	/s/ David W. Clark
Title: Senior Vice President, Human Resources